February 25, 1994



Mr. David Schwartz
EQR-VILLA SOLANA VISTAS, INC.
Suite 600
Two North Riverside Plaza
Chicago, Illinois 60606

                 RE:  Villa Solana Apartments
                      Laguna Hills, California

Dear David:

                 Reference is made to that certain Agreement for Purchase and Sale of Real Estate and Related Property ("Purchase Agreement") dated as of February 7, 1994, between Villa Solana Assocuates ("Seller") and EQR-Villa Solana Vistas, Inc. ("Purchaser"), providing for the purchase and sale of that certain apartment complex known as "Villa Solana Apartments" in Laguna Hills, California. Except as otherwise set forth herein, all capitalized terms used herein shall have the meanings set forth for such terms in the Agreement.

                 Seller has recently delivered to Purchaser the items required pursuant to Section 8 of the Purchase Agreement, as well as the Title Commitment contemplated in Section 4B (i) thereof. The Survey is expected to be delivered shortly.

                 While Purchaser acknowledges that, subject to the foregoing, it has completed and approved its physical and financial reviews and inspections of the Property (other than as to environmental matters), Purchaser needs appropriate time to review and approve the Title Commitment, Survey and the other Section 8 deliveries as aforesaid. In that connection, the parties hereby agree to extend the Inspection Period through and including March 4, 1994.

Mr. David Schwartz
February 25, 1994
Page 2




                 Attached hereto are Exhibits B, C, D, I and J to the Purchase Agreement. As hereby amended, the Purchase Agreement is unmodified and is in full force and effect.

                 Please indicate your consent to the foregoing by signing where indicated below.


                                      Very truly yours,

                                      SELLER

                                      VILLA SOLANA ASSOCIATES,
                                      an Illinois general partnership

                                      By:   CARLYLE REAL ESTATE LIMITED
                                            PARTNERSHIP-IV,
                                            an Illinois limited
                                            partnership,
                                            General Partner

                                      By:   JMB REALTY CORPORATION,
                                            a Delaware corporation,
                                            General Partner

                                            By:  ___________________

                                            Name: Keith A. Harris

                                            Title: Vice President


AGREED TO AS OF THIS
25TH DAY OF FEBRUARY, 1994

PURCHASER

EQR-VILLA SOLANA VISTAS, INC.,
an Illinois corporation

By: ________________________

NAME: DONALD J. LIERENTRISS

TITLE: VICE PRESIDENT